UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2006
First Albany Companies Inc.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation or Organization)	0-14140 (Commission File Number)	22-2655804 (I.R.S. Employer Identification No.)
677 Broadway
Albany, New York 12207
(Address of principal executive offices, including zip code)
(518) 447-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Signatures
Exhibit Index
EX-99.1: CEO PRESS RELEASE
EX-99.2: CFO PRESS RELEASE
EX-99.3: MCNIERNEY EMPLOYMENT AGREEMENT
EX-99.4: MCNIERNEY RESTRICTED SHARE AWARD
EX-99.5: GOLDBERG EMPLOYMENT AGREEMENT
EX-99.6: COAD EMPLOYMENT AGREEMENT
EX-99.7: COAD RESTRICTED SHARE AWARD

Item 1.01 Entry into a Material Definitive Agreement.
     On June 30, 2006, First Albany Companies Inc. (“First Albany”) issued a press release regarding organizational changes to the management of First Albany. The press release reports that Peter McNierney has been elected President and Chief Executive Officer of First Albany, Alan Goldberg has been named Vice Chairman of the Board of Directors of First Albany and Kenneth D. Gibbs has been appointed Chair of the new Board of Directors of First Albany Capital Inc., First Albany’s broker/dealer subsidiary. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated into this Item 1.01 by reference.
     On June 30, 2006, First Albany issued another press release reporting that Brian Coad has been elected Chief Financial Officer of First Albany. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K and incorporated into this Item 1.01 by reference.
     In addition, as part of First Albany’s reorganization, the following people have entered into employment agreements with First Albany:
     On June 30, 2006, First Albany entered into an employment agreement with Mr. McNierney (the “McNierney Employment Agreement”), which provides for an annual base salary of $200,000, an annual bonus the amount of which is to be determined on an annual basis and a grant of 50,000 shares of First Albany common stock (which vest and become exercisable ratably on each of the first and second anniversaries of the McNierney Employment Agreement date) under a restricted share award agreement between First Albany and Mr. McNierney entered into on June 30, 2006 (the “McNierney Restricted Share Award”). In addition, the McNierney Employment Agreement provides for payments upon termination of Mr. McNierney by First Albany without “Cause” (as defined in the McNierney Employment Agreement) as well as payments upon termination by Mr. McNierney for “Good Reason” (as defined in the McNierney Employment Agreement). The McNierney Employment Agreement also contains confidentiality, non-competition and non-solicitation provisions. This summary of the McNierney Employment Agreement and the McNierney Restricted Share Award is qualified in its entirety by the full text of the McNierney Employment Agreement and the McNierney Restricted Share Award, copies of which are filed as Exhibit 99.3 and Exhibit 99.4, respectively, to this Form 8-K and incorporated into this Item 1.01 by reference.
     On June 30, 2006, First Albany entered into an employment agreement with Mr. Goldberg (the “Goldberg Employment Agreement”), which provides for an annual base salary of $400,000 through December 31, 2007. In addition, the Goldberg Employment Agreement provides that if Mr. Goldberg’s employment is voluntarily terminated or if Mr. Goldberg is terminated for “Cause” (as defined in the Goldberg Employment Agreement), Mr. Goldberg will only receive his base salary through the date of termination. During the term of the Goldberg Employment Agreement, Mr. Goldberg will retain his current office and secretarial arrangements and will continue his participation in First Albany’s benefit and stock incentive plans. The Goldberg Employment Agreement also contains confidentiality, non-competition and non-solicitation provisions. This summary of the Goldberg Employment Agreement is qualified in its entirety by the full text of the Goldberg Employment Agreement, a copy of which is filed as Exhibit 99.4 to this Form 8-K and incorporated into this Item 1.01 by reference.
     On June 30, 2006, First Albany entered into an employment agreement with Mr. Coad (the “Coad Employment Agreement”), which provides for an annual base salary of $200,000, an annual bonus the amount of which is to be determined on an annual basis and a grant of 30,000 shares of First Albany common stock (which vest and become exercisable ratably on each of the first and second anniversaries of the Coad Employment Agreement date) under a restricted share award agreement between First Albany and Mr. Coad entered into on June 30, 2006 (the “Coad Restricted Share Award”). In addition, the Coad Employment Agreement provides for payments upon termination of Mr. Coad by First Albany without “Cause” (as defined in the Coad Employment Agreement) as well as payments upon termination by Mr. Coad for “Good Reason” (as defined in the Coad Employment Agreement). The Coad Employment Agreement also contains confidentiality and non-solicitation provisions. This summary of the Coad Employment Agreement and the Coad Restricted Share Award is qualified in its entirety by the full text of the Coad Employment Agreement and the Coad Restricted Share Award, copies of which are filed as Exhibit 99.6 and Exhibit 99.7, respectively, to this Form 8-K and incorporated into this Item 1.01 by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(1)	On June 29, 2006, Alan P. Goldberg, resigned as President and Chief Executive Officer of First Albany. On June 29, 2006 he was elected to serve as Vice Chairman of the Board of Directors of First Albany.
(2)	On June 29, 2006, Paul W. Kutey, resigned as the Chief Financial Officer of First Albany.
(3)	On June 29, 2006, the Board of Directors of First Albany nominated and elected Peter McNierney, 41, to serve as the new President, Chief Executive Officer and a Director of First Albany. Mr. McNierney is an inside director and therefore will not serve on any of the committees of the First Albany Board of Directors. Mr. McNierney joined First Albany in October 2002 as Head of Investment Banking. Prior to that he was the Head of the Healthcare and Communications groups at Robertson Stephens and prior to that he was an officer in the Healthcare group of Smith Barney. Mr. McNierney is not currently a Director of any other company. Mr. McNierney does not have any family relationships with any executive officer or director of First Albany and is not involved in any related party transactions.
(4)	On June 29, 2006, the Board of Directors of First Albany nominated and elected Brian Coad, 36, to serve as the new Chief Financial Officer of First Albany. Mr. Coad joined First Albany Capital Inc. in 2003 as Vice President and Director of Financial Planning and Analysis. Prior to joining First Albany, Mr. Coad was Chief Financial Officer of Frost Securities, Inc., a boutique investment bank and institutional broker dealer specializing in both the energy and technology sectors. Mr. Coad does not have any family relationships with any executive officer or director of First Albany and is not involved in any related party transactions.
     First Albany’s two press releases announcing the resignations and appointments discussed herein are discussed in Item 1.01 above, attached hereto as exhibits and incorporated herein by reference.
Item 8.01 Other Events.

     First Albany has repurchased the 532,484 shares of stock given as consideration to Rob Fine, Robert Tirschwell and John Macklin at a price of $6.14 per share for a total of $3,269,451.76 in accordance with the terms of the Stock Purchase Agreement by and among First Albany and the shareholders of Descap Securities, Inc. listed on the signature page thereto, dated February 18, 2004 and filed as an exhibit to First Albany’s May 10, 2004 10-Q. This repurchase will serve to further simplify First Albany’s balance sheet by significantly reducing temporary capital to approximately $104,000 as of June 30, 2006.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
99.1	First Albany Companies Inc. Press Release regarding new CEO, dated June 30, 2006.
99.2	First Albany Companies Inc. Press Release regarding new CFO, dated June 30, 2006.
99.3	McNierney Employment Agreement, dated June 30, 2006.
99.4	McNierney Restricted Share Award, dated June 30, 2006.
99.5	Goldberg Employment Agreement, dated June 30, 2006.
99.6	Coad Employment Agreement, dated June 30, 2006.
99.7	Coad Restricted Share Award, dated June 30, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ALBANY COMPANIES INC.

	By:	/s/ Peter McNierney

Name: Peter McNierney
Title: President and Chief Executive Officer
Date: June 30, 2006

Exhibit Index

Exhibit
No.
Exhibit 99.1	First Albany Companies Inc. Press Release regarding new CEO, dated June 30, 2006.
Exhibit 99.2	First Albany Companies Inc. Press Release regarding new CFO, dated June 30, 2006.
Exhibit 99.3	McNierney Employment Agreement, dated June 30, 2006.
Exhibit 99.4	McNierney Restricted Share Award, dated June 30, 2006.
Exhibit 99.5	Goldberg Employment Agreement, dated June 30, 2006.
Exhibit 99.6	Coad Employment Agreement, dated June 30, 2006.
Exhibit 99.7	Coad Restricted Share Award, dated June 30, 2006.